AGREEMENT FOR CONSULTING SERVICES
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     This agreement is made this 27th day of November, 1995, in Denver, Colorado by and between Management Technologies, Inc., 335 Madison Avenue, New York, NY 10017, a New York Corporation, hereinafter referred to as `MTCI'' as Barrocas & Behzadi Investments, 820 Sixteenth Street, Ste 520, Denver, CO 80202, a Colorado Corporation, hereinafter referred to as `Consultant''.

                                   Section I
                                   ---------

                             Purpose of Engagement
                             ---------------------


     MTCI hereby contracts with Consultant to act as its advisor with respect to providing financial consulting which may include capital formation, establishment of credit lines, multiple financing strategies, and public relations support activities to MTCI.

                                   Section II
                                   ----------

                                Consultant's Fee
                                ----------------


     Client shall pay to Consultant for all services rendered, in accordance with Section I above, a fee of any gross proceeds raised as follows: 3% (U.S.) in cash, and 1% in unregistred Rule 144 securities based on the bid price of .75 cents or the bid price of stock at closing, whichever is lower. Consultant fees will be paid by MTCI and due upon receipt of any portion of any offering proceeds that may be received as a result of multiple closings.

                                  Section III
                                  -----------

                                      Term
                                      ----

     The term of this Agreement shall commence upon execution hereof and shall continue so long as neither party hereto shall provide notice of termination as defined herein below in section V.

                                   Section IV
                                   ----------

                 Reliance, Representations and Indemnification
                 ---------------------------------------------


     All services and work produced by Consultant shall be deemed confidential, and for the exclusive use and benefit of MTCI only.

                                   Section V
                                   ---------

                                  Termination
                                  -----------


     This agreement may be terminated at any time by either party providing ten
(10) days notice of the same to the non-terminating party at the address indicated herein or such other address as the parties may so designate.


                                   Section VI
                                   ----------

                                 Miscellaneous
                                 -------------


     1. Assignability - Neither party shall have the right to assign any right
        -------------

or obligation under this Agreement without the prior written approval of the other party.

     2. Severability - If any provision, paragraph or subparagraph of this
        ------------

Agreement is adjudged by any court to be void or unenforceable in whole or in part, this adjudication shall not affect the validity of the remainder of the Agreement. Each provision, paragraph or subparagraph of this Agreement is including any other provision, paragraph or subparagraph of this Agreement is separable from every other provision, paragraph and subparagraph and constitutes a separate and distinct covenant.

     3. Attorney Fees - If a dispute arises between the parties hereto and such
        -------------

dispute can only be resolved by litigation then, in such case, the prevailing party in such litigation shall be entitled to recover all costs of such action, including but not limited to reasonable attorney fees.

     4. Governing Law - This agreement shall be subject to and governed by the
        -------------

laws of the state of Colorado.

     5. Amendment - This agreement may only be amended in writing, duly endorsed
        ---------

by the parties hereto.


IN WITNESS WHEREOF the parties have executed this Agreement effective the first date written above.


Barrocas & Behzadi Investments
                              Subject to minimum of 2M$ being raised
By: /s/ Fred Behzadi                    Changed from 4 to 2 as per agreement of
          Partner                  Board


Management Technologies, Inc.

By: /s/ Paul Ekon
          CEO